                                                                    EXHIBIT 10.1

                                 OFFICE LEASE

                                OCCIDENTAL MALL

                                      MSI

                               MARTIN SMITH INC

                             400 BRODERICK BUILDING
                                 615 2ND AVENUE
                           SEATTLE, WASHINGTON  98104
                           682-3300      FAX 340-1283

     THIS LEASE made this 15th day of March 1996, by and between COM REALTY, INC., a Delaware corporation, as "Landlord," and SEATTLE SOFTWARE LABS, INC., a Washington corporation, as "Tenant."

     As parties hereto, Landlord and Tenant agree that the following terms as used herein shall have the meanings provided in Section 1, unless otherwise specifically modified by provisions of this Lease:

1.   LEASE DATA AND EXHIBITS:

     a. Building: ("Building"), the Burke Building (316 Occidental Avenue South, Seattle, Washington) and the State Building (308 Occidental Avenue South, Seattle, Washington), together known as Occidental Mall, located in Seattle, Washington, situated on the real property more particularly described in Section 2 hereof (the "Land").

     b.  Premises:  ("Premises"), consisting of the floor area on the third
         (3rd) floor of the Burke Building, as outlined in red on the floor plan(s) of the Building, attached hereto as Exhibit A.

     c. Agreed Areas: As used in this Lease, Landlord and Tenant agree to the following areas and percentage of the Premises and the Building: Area of the Building is the total square feet calculated on a full-floor basis or 111,308 square feet; area of Tenant's Premises is approximately 3,392 rentable square feet; Tenant's Percentage of the Building is 3.05 percent.

     d.  Plan Delivery Date:  N/A

     e. Lease Commencement Date: April 1, 1996 or such earlier or later date as provided in Section 3 hereof ("Commencement Date").

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     f.  Lease Expiration Date:  March 31, 2001 ("Expiration Date").

     g. Rent: Rent shall be as set forth below, payable on or before the first day of each month. Rent shall be adjusted from time to time as provided in Sections 7, 8, and 9 hereof.

         April 1, 1996         to    May 31, 1996        $0.00
         June 1, 1996          to    March 31, 1997      $4,276.75 per month
         April 1, 1997         to    March 31, 1998      $4,418.08 per month
         April 1, 1998         to    March 31, 1999      $4,559.41 per month
         April 1, 1999         to    March 31, 2000      $4,700.75 per month
         April 1, 2000         to    March 31, 2001      $4,842.08 per month


     h.  Security Deposit:  $4,842.08

     i.  For Notices and Payments:

         Landlord:            COM Realty, Inc.
                              c/o Martin Smith Inc, Agent
                              615 Second Avenue, Suite 400
                              Seattle, Washington  98104

         Tenant:              Seattle Software Labs, Inc.
                              316 Occidental Avenue South, Suite 301
                              Seattle, Washington  98104

     j.  Exhibits:            The following exhibits or riders are made a
                              part of this Lease:

                              Exhibit A-Floor Plan of Premises.
                              Exhibit B-Guaranty

2. PREMISES: Landlord does not hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, those certain Premises described in Subsection 1.b hereof, located in Seattle, King County, Washington, more particularly described as:

          Lots 1,2,3, and 4, Block 11, Town of Seattle, as laid out by D. S. Maynard, commonly known as D. S. Maynard's Plat of Seattle, according to the plat recorded in Volume 1 of Plats, Page 23, in King County, Washington; EXCEPT the West 9 feet thereof condemned in District Court Cause No. 7089 for Occidental Avenue, as provided by Ordinance No. 1109 of the City of Seattle; and EXCEPT that portion of said Lot 2 conveyed to Wilbert L. Smith by Deed recorded under recording number 186629 in King County, Washington.

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

3.   COMMENCEMENT AND EXPIRATION DATES:

     a.  Lease Commencement Date:  The Lease Commencement Date shall be:

         i. The date specified in Subsection 1.e unless notice is delivered pursuant to Subsection 3.a.ii or

         ii. Such earlier or later date as may be specified in a notice delivered to Tenant at least five days before such date upon which the Premises, together with the common facilities for access and service therein, have been completed.

     b. Tenant Termination Rights: In the event a Lease Commencement Date as provided in Subsection 3.a.ii above does not occur within three months following the Lease Commencement Date specified in Subsection 1.e, Tenant may terminate this Lease by written notice to Landlord not later than ten (10) days following the end of such three-month period.

     c. Confirmation of Commencement Date: When a Lease Commencement Date as provided in Subsections 3.a.ii and iii above has been established as a later or earlier date than the Lease Commencement Date provided in Subsection 1.e hereof, Landlord shall confirm the same to Tenant in writing.

     d. Lease Expiration Date: This Lease shall expire on the date specified in Subsection 1.f.

4. RENT: Tenant shall pay Landlord the monthly rental stated in Subsection 1.g hereof ("Rent") and Additional Rent as provided in Sections 8 and 9 and any other additional payments due under this Lease, without deduction or offset, payable in lawful money of the United States in advance on or before the day specified in Subsection 1.g to Landlord at the address noted in Subsection 1.i hereof, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent for any partial month at the beginning or ending of the lease term shall be prorated.

5. SECURITY DEPOSIT: As partial consideration for the execution of this Lease, Tenant has paid to Landlord the sum specified in Subsection 1.h hereof, the receipt of which is hereby acknowledged. If Tenant shall default with respect to any covenant or condition of this Lease, including but not limited to the payment of rent, Landlord may apply all or any part of such deposit to the payment of any sum in default or any other sum which Landlord may be required to spend or incur by reason of Tenant's default; and in such event, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease. If Tenant shall have fully complied with all of the covenants and

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

     conditions of this Lease, but not otherwise, such sum shall be repaid to Tenant within 30 days after the expiration or sooner termination of this Lease.

6. USES: The Premises are to be used only for general office purposes (the "Permitted Uses"), and for no other business or purpose without the written consent of Landlord. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Building. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise or vibration. If any of Tenant's office machines and equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use of the Premises and shall observe such reasonable rules and regulations as may be adopted and published by Landlord for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therein.

7. SERVICES AND UTILITIES: As long as Tenant is not in default under any of the provisions of this Lease, Landlord shall maintain the Premises and the public and common areas of the Building, such as lobbies, stairs, corridors and restrooms, in reasonably good order and condition except for damage occasioned by the act or omission of Tenant, the repair of which damage shall be paid for by Tenant.

     Landlord shall furnish the Premises with electricity for lighting and the operation of low-power-usage office machines, heat and normal air conditioning, and elevator service during ordinary business hours. Landlord shall also provide light replacement service for Landlord-furnished lighting, toilet room supplies, window washing at reasonable intervals, and customary building janitorial service.

     Landlord shall not be liable to Tenant for any loss or damage caused by or resulting from any variation, interruption, or failure to such services due to any cause whatsoever. No temporary interruption or failure of such services incident to the making of repairs, alterations, or improvements, or due to accident or strike or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder.

     Before installing any equipment in the Premises that generates more than a minimum amount of heat, Tenant shall obtain the written permission of Landlord, and Landlord may refuse to grant such permission if the amount of heat generated would place an undue burden on the air conditioning system of the Building.

     If Tenant uses any high-power-usage equipment in the Premises, Tenant shall in advance, on the first day of each month during the least term, pay Landlord as

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     Additional Rent the reasonable amount estimated by Landlord as the cost of furnishing electricity for the operation of such equipment. The monthly Rent stated in Subsection 1.g hereof does not include any amount to cover the cost of furnishing electricity for such purpose unless so stated herein.

     Tenant shall pay prior to delinquency all personal property taxes payable with respect to all property of Tenant located on the Premises or the Building and shall provide promptly, upon request of Landlord, written proof of such payment.

8.   COST OF SERVICES AND UTILITIES:

     a. Definition of Terms: In addition to the Rent provided in Subsection 1.g of this Lease, Tenant shall pay to Landlord increases under this Section as "Additional Rent." The increases shall be made as provided herein, utilizing the following definitions:

         i. "Operating Costs " shall include Costs of Utilities and Other Operating Costs.

            (1)  "Costs of Utilities" shall mean all expenses paid or incurred by Landlord for electricity, including any surcharges imposed, water, gas, sewers, and similar utilities services.

            (2) "Other Operating Costs" shall mean all other expenses paid or incurred by Landlord for maintaining, operating and repairing the Building and the personal property used in conjunction therewith, including, without limitation, the costs of refuse collection, supplies, janitorial and cleaning services, window washing, landscape maintenance, services of independent contractors, compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Building, its equipment and the Land upon which it is situated, insurance premiums, licenses, permits and inspection fees, customary management fees, legal and accounting expenses and any other expense or charge whether or not hereinabove described which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Building, excluding:

                  (a) Costs of any special services rendered to individual tenants (including Tenant) for which a special charge is made;

                  (b)  Real Property Taxes (as defined in this Lease); and

                  (c) Depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting practices (except Operating Costs shall include amortization of capital improvements made subsequent to the initial development of the Building which are designed with a reasonable probability of improving the operating efficiency of the Building, provided that such amortization costs shall not exceed expected savings in operating costs resulting from such capital improvements).

          ii. "Lease Year" shall mean the twelve-month period commencing January 1 and ending December 31.

          iii. "Base Services Year" shall mean the Lease Year in which the Lease Commencement Date occurs.

          iv. "Actual Costs" shall mean the actual expenses paid or incurred by Landlord for Operating Costs during any Lease Year of the term hereof.

          v. "Actual Costs Allocable to the Premises" shall mean the Tenant's share of the Actual Costs determined by Tenant's Percentage of the Building described in Subsection 1.c.

          vi. "Estimated Costs Allocable to the Premises" shall mean Landlord's estimate of Actual Costs Allocable to the Premises for the following Lease Year to be given by Landlord to Tenant pursuant to Subsection 8.c below.

     b. Base Amount: Actual Costs Allocable to the Premises for the Base Services Year shall be deemed the "Base Amount" for purposes of this Section; provided, however, that for purposes of determining any Additional Rent for Operating Costs, Landlord shall estimate, to the extent required, the Base Amount in connection with the statement furnished in accordance with Subsection 8.c below; provided, however, that payments shall be further adjusted as appropriate at the time the Actual Costs are determined in accordance with Subsection 8.d below.

     c. Additional Rent for Estimated Increases in Costs: Prior to the commencement of each Lease Year (except the Base Services Year) during the term hereof, Landlord shall furnish Tenant a written statement of the Estimated Costs Allocable to the Premises for such Lease Year, and a calculation of the Additional Rent as follows: One-twelfth (1/12) of the amount, if any, by which such Estimated Costs Allocable to the Premises for such Lease Year exceed the Base Amount shall be Additional Rent payable by Tenant as provided in Section 4, "Rent," for each month during such Lease Year. If at any time or times during such Lease Year it appears to Landlord that the Actual Costs Allocable to the Premises for such Lease Year will vary from Landlord's estimate by more than 5 percent on an annualized basis, Landlord may, by written notice to Tenant, revise its estimate for such Lease Year and Additional Rent payments by Tenant for such Lease Year shall be based on such revised estimate.

     d. Actual Costs: Within 90 days after the close of each Lease Year during the term hereof, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Actual Costs Allocable to the Premises during the preceding Lease Year. If such costs for any Lease Year exceed Estimated Costs Allocable to the Premises paid by Tenant to Landlord pursuant to the preceding Subsection c, Tenant shall pay the amount of such excess to Landlord as added Additional Rent within 30 days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to the preceding Subsection c, then the amount of such overpayment by Tenant shall be credited by Landlord to the next immediate Rent payable by Tenant.

     e. Determination: The determination of Actual Costs and Estimated Costs Allocable to the Premises shall be made by Landlord.

     f. End of Term: If this Lease shall terminate on a day other than the last day of a Lease Year, the amount of any adjustment between Estimated and Actual Costs Allocable to the Premises with respect to the Lease Year in which termination occurs shall be prorated on the basis which the number of days from the commencement of such Lease Year to and including such termination date bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within 30 days after delivery by Landlord to Tenant of the statement of Actual Costs Allocable to the Premises with respect to such Lease Year.

     g. Further Adjustment: In the event the average occupancy level of the Building for the Base Services Year and/or any subsequent Lease Year was not 90 percent or more of full occupancy, then the Actual Costs for such year shall be proportionately adjusted by Landlord to reflect those costs which would have occurred had the Building been 90 percent occupied during such year.

     h. Base Rent: Notwithstanding anything to the contrary in this Section 8 or in Section 9, the Rent payable by Tenant shall in no event be less than the Rent specified in Subsection 1.g of this Lease.

     i. Nonpayment of Additional Rent: In the event of nonpayment of the Additional Rent hereunder, Landlord shall have the same rights with respect to such nonpayment as it has with respect to any other nonpayment of Rent hereunder.

9.   REAL PROPERTY TAXES:

     a. Definition of Terms: In addition to the Rent provided in Subsection 1.g of this Lease, Tenant shall pay to Landlord increases under this
         Section 9. The increases shall be made as provided herein, utilizing the following definitions:

         i. "Real Property Taxes" shall mean taxes on real property and personal property, including all tenant improvements which are paid for by Landlord and not reimbursed by tenants of the Building, and taxes on Property of Tenant, as defined in Subsection 9.a.iv, which have not been paid by Tenant directly to the taxing authority; charges and assessments levied with respect to the Land, the Building, any improvements, fixtures, and equipment and all other property of Landlord, real or personal, used directly in the operation of the Building; and any taxes levied or assessed in addition to or in lieu of, in whole or in part, such real property taxes, or any other tax upon leasing of the Building or rents collected, but not including any federal or state income tax or franchise tax.

          ii.  "Lease Year" shall mean the period defined in Section 8.a.ii.

          iii. "Base Tax Year" shall mean the Lease Year in which the Lease Commencement Date occurs.

          iv. "Tenant's Share of Real Property Taxes" shall mean the amount of Real Property Taxes payable during any Lease Year by Landlord multiplied by Tenant's Percentage of the Building described in
               Section 1.c, plus any Real Property Taxes attributable to Property of Tenant, if any. As used herein, "Property of Tenant" shall include improvements which are paid for by Tenant and not reimbursed by Landlord and improvements originally paid for by Landlord, the costs of which are reimbursed by Tenant.

     b. Additional Rent for Estimated Increases in Tenant's Share of Real Property Taxes: Prior to the commencement of each Lease Year (except the Base Tax Year) Landlord shall furnish Tenant with a written statement setting forth the estimated Tenant's Share of Real Property Taxes for such Lease Year. One-twelfth (1/12) of the amount, if any, by which such estimated Tenant's Share of Real Property

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

         Taxes exceeds the Tenant's Share of Real Property Taxes for the Base Tax Year shall be Additional Rent payable by Tenant as provided in
         Section 4, "Rent," herein for each month during such Lease Year.

     c. Actual Real Property Taxes Within 90 days after the close of each Lease Year during the term hereof, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Tenant's Share of Real Property Taxes during the preceding Lease Year. If such amount for any Lease Year exceeds the amount paid pursuant to
         Section 9.b above as Additional Rent for such Lease Year, Tenant shall pay the amount of such excess to Landlord as added Additional Rent within 30 days after receipt of such statement by Tenant. If such statement shows such amount to be less than the amount paid by Tenant to Landlord pursuant to Section 9.b above, then the amount of such overpayment shall be credited by Landlord to the next immediate Rent payable by Tenant within 30 days following the date of such statement.

     d. Personal Property Taxes: Tenant shall pay, prior to delinquency, all Personal Property Taxes payable with respect to all Property of Tenant located on the Premises or the Building and shall provide promptly, upon request of Landlord, written proof of such payment.

     e. Determinations: The determination of Tenant's Share of Real Property Taxes and estimates thereof shall be made by Landlord.

     f. End of Term: If this Lease shall terminate on a day other than the last day of a Lease Year, the amount of any adjustment between Tenant's Share of Real Property Taxes and estimates thereof with respect to the Lease Year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such Lease Year to and including such termination date bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within 30 days after delivery by Landlord to Tenant of the statement of Tenant's Share of Real Property Taxes with respect to such Lease Year.

     g. Nonpayment of Additional Rent. In the event of Nonpayment of Additional Rent payable by Tenant hereunder, Landlord shall have the same rights with respect to such nonpayment as it has with respect to any other nonpayment of Rent hereunder.

     h. Historic Designation: Due to the Historic Designation of the Occidental Mall Building, the Building qualifies for a special tax valuation designation pursuant to the Special Valuation of Property Act, Chapter 84-26RCW. This designation was a material economic element necessary to induce the Landlord to undertake and finance the rehabilitation of the Occidental Mall. As a result of this Special Valuation of Property Act, the Occidental Mall qualifies for a special tax valuation, and, as a result, the Real Property Taxes have been reduced below the amount that would be due and owing if the Building did not qualify for the special tax valuation. For purposes of this Section 9 "Real Property Taxes," the Base Year Real Property Taxes and subsequent Lease Year Real Property Taxes shall be calculated based on full assessed value multiplied by the applicable mileage rate then in effect.

10. IMPROVEMENTS: Upon expiration or sooner termination of this Lease, all improvements and additions to the Premises shall become the property of Landlord.

11.  CARE OF PREMISES:  Tenant shall take good care of the Premises.

     Tenant shall, at the expiration or termination of this Lease, surrender and deliver the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and damage by fire or other casualty excepted.

     Tenant shall not make any alterations, additions or improvements in or to the Premises, or make changes to locks on doors, or add, disturb or in any way change any plumbing or wiring without first obtaining the written consent of Landlord and, where appropriate, in accordance with plans and specifications approved by Landlord. All damage or injury done to the Premises or the Building by Tenant or by any persons who may be in or upon the Premises or the Building with the consent of Tenant, including the cracking or breaking of glass of any windows and doors, shall be paid for by Tenant, and Tenant shall pay for all damage to the Building or the Building caused by Tenant's misuse of the Premises or the appurtenances thereto. Tenant shall not put any curtains, draperies or other hangings on or beside the windows in the Premises without first obtaining Landlord's consent. All normal repairs necessary to maintain the Premises in a tenantable condition shall be done by or under the direction of Landlord and at Landlord's expense except as otherwise provided herein. Landlord shall be the sole judge as to what repairs are necessary.

12. ACCEPTANCE OF PREMISES: If this Lease shall be entered into prior to the completion of Tenant Improvements in the Premises to be occupied by Tenant, the acceptance of the Premises by Tenant shall be deferred until the giving of written notice by Landlord to Tenant of the completion of such construction; thereupon Tenant shall, within five days after the giving of such notice, make such inspection of the Premises as Tenant deems appropriate, and, except as otherwise notified by Tenant in writing to Landlord within such period, Tenant shall be deemed to have accepted the Premises in their then condition. If as a result of such inspection Tenant discovers minor deviations or variations from the plans and specifications for Tenant's Improvements of a nature commonly found on a "punch list" (as that term is used in the construction industry), Landlord shall promptly correct such deviations and variations upon receipt of such notice from Tenant. The existence of such punch list items shall not postpone the effective date of this Lease.

13. SPECIAL IMPROVEMENTS: Tenant shall reimburse Landlord for Landlord's costs of making all special improvements requested by Tenant, including but not limited to counters, partitioning, electrical and telephone outlets and plumbing connections, other than as shown on an exhibit or other attachment hereto as being furnished by Landlord; provided, however, Tenant shall not be obligated to pay for the cost of any such special improvements made without a written request therefor by Tenant to Landlord.

14. ACCESS: Tenant will permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the Premises or the Building. Nothing contained in this Section shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or as relieving Tenant from the duty of observing and performing any of the provisions of this Lease. Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period of 180 days prior to the expiration or sooner termination of the lease term.

15. DAMAGE OR DESTRUCTION: If the Premises shall be destroyed or rendered untenantable, either wholly or in part, by fire or other unavoidable casualty, Landlord may, at its option, restore the Premises to its previous condition, and in the meantime the Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof; but unless Landlord within 30 days after the happening of any such casualty shall notify Tenant of its election to so restore the Premises, this Lease shall thereupon terminate and end. In the event Landlord elects to restore the Premises and does not complete such restoration within 180 days following its notification to Tenant, then Tenant may terminate this Lease.

     If the Building shall be destroyed or damaged by fire or other casualty insured against under Landlord's fire and extended coverage insurance policy to the extent that more than 50 percent thereof is rendered untenantable, or in the event the Building shall be materially destroyed or damaged by any other casualty other than those covered by such insurance policy, notwithstanding that the Premises may be unaffected directly by such destruction or damage, Landlord may, at its election, by prior written consent of any first mortgage, terminate this Lease by notice in writing to Tenant within 60 days after such destruction or damage. Such notice shall be effective 30 days after receipt thereof by Tenant.

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

16. WAIVER OF SUBROGATION: Whether the loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each hereby release and relieve the other, their agents or employees, from responsibility for, and waive their entire claim of recovery for (i) any loss or damage to the real or personal property of either located anywhere in the Building, including the Building itself, arising out of or incident to the occurrence of any of the perils which are covered by their respective fire insurance policies, with extended coverage endorsements, and (ii) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils which may be covered by the business interruption insurance policy and by the loss of rental income insurance policy held by Landlord or Tenant. Each party shall use its best efforts to cause its insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party. Notwithstanding the foregoing, no such release shall be effective unless the aforesaid insurance policy or policies shall expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

17. INDEMNIFICATION: Tenant shall defend and indemnify Landlord and save it harmless from and against any and all liability, damages, costs, or expenses, including attorneys' fees, arising from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or Premises, or arising from any injury or damage to any person or property, occurring in or about the Building or Premises as a result of any act, omission or negligence of Tenant, or its officers, contractors, licensees, agents, employees, guests, or visitors, or arising from any breach or default under this Lease by Tenant. Tenant shall, at its own expense, keep and maintain in full force and effect during the term of this Lease, a policy of commercial general liability insurance insuring Tenant's activities with respect to the Premises or the Building against loss, damage or liability for personal injury or death or loss or damage to property with a limit of not less than $1,000,000.00 combined single limit. Insurance required under this Section shall be with companies rated A-XV or better in Best's Insurance Guide. No insurance policy shall be canceled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after 30 days' prior written notice to Landlord. Tenant shall deliver to Landlord upon the Commencement Date and from time to time thereafter copies of policies of such insurance or certificates evidencing the existence and amounts of same and also evidencing Landlord as an additional insured on such liability policies. In no event shall the limits of such policies be considered as limiting the liability of Tenant under this Lease. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting form injuries to third parties caused by the gross negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, or invitees; provided, however, that in no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon resulting from acts by other third parties or occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands or other similar cause in, above, upon or about the Premises or the Building.

     Landlord shall not be liable for any loss or damage to person or property sustained by Tenant or other persons, which may be caused by theft, or by any act or neglect of any tenant or occupant of the Building or any other third parties.

18. ASSIGNMENT AND SUBLETTING: Tenant shall not assign this Lease nor sublet the whole or any part of the Premises without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. In determining whether to approve a proposed assignment or sublease, Landlord may consider without limitation the proposed transferee's reputation and creditworthiness, the character of the business to be conducted by the proposed transferee at the Premises and the effect of such assignment or subletting on the tenant mix in the Building. In addition, Landlord shall have the right to approve the specific form of any assignment or sublease agreement. In no event shall Landlord be obligated to consent to any assignment or subletting which materially increases (i) the Operating Costs of the Building, (ii) the burden on the Building services, or (iii) the foot traffic, elevator usage or security concerns in the Building or creates an increased probability of the comfort and/or safety of the Landlord and other tenants in the Building being unreasonably compromised or reduced. (For example, but not exclusively, Landlord may deny consent to an assignment or subletting where the space would be used for a school or training facility, an entertainment, sports or recreation facility, retail sales to the public, a personnel or employment agency, or an embassy or consulate or similar office. Landlord shall not be obligated to approve an assignment or subletting to (a) a current tenant of the Building or (b) a prospective tenant of the Building with whom Landlord is then negotiating. No such assignment or subletting shall relieve Tenant of any liability under this Lease. Consent to any such assignment or subletting shall not operate as a waiver of the necessity for a consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under or through Tenant.

     If Tenant is a corporation, then any transfer of this Lease by merger, consolidation or liquidation, or any change in the ownership of, or power to vote the majority of its outstanding voting stock, shall constitute an assignment for the purpose of this Section.

19. ADVERTISING: Tenant shall not inscribe any inscription or post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent thereto. Any such consent by Landlord shall be upon the understanding and condition that Tenant will remove the same at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the Premises or the Building caused thereby.

20. LIENS AND INSOLVENCY: Tenant shall keep the premises and the Building free from any liens arising out of any work performed, materials ordered, or obligations incurred by Tenant. If Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver or assignee or other liquidating officer is appointed for the business of Tenant, then Landlord may terminate Tenant's rights of possession under this Lease at Landlord's option.

21. DEFAULTS: Time is of the essence hereof, and in the event Tenant shall violate or breach or fail to keep or perform any covenant, agreement, term or condition of this Lease, and if such default or violation shall continue or shall not be remedied within three days (or, if no default in the payment of rent or additional rent is involved, within 30 days, except Tenant shall make immediate efforts to remedy such default) after notice in writing thereof is given by Landlord to Tenant specifying the matter claimed to be in default, Landlord at its option may immediately declare Tenant's rights under this Lease terminated and reenter the Premises using such force as may be necessary, and repossess itself thereof, as of its former estate, and remove all persons and property from the Premises. Notwithstanding any such reentry, the liability of Tenant for the full rental provided for herein shall not be extinguished for the balance of this Lease, and Tenant shall make good to Landlord any deficiency arising from a reletting of the Premises at a lesser rental, plus the costs and expenses of renovating or altering the Premises incurred by Landlord. Tenant shall pay any such deficiency each month as the amount thereof is ascertained by Landlord.

22. SUBORDINATION: This Lease is and shall be prior to any mortgage recorded after the date of this Lease affecting the Building. If, however, a lender requires that this Lease be subordinate to any mortgage, this Lease shall be subordinate to that mortgage if Landlord first obtains from the lender a written agreement that provides substantially the following:

          *Notwithstanding the foregoing, Tenant and Landlord agree that Tenant's name shall be painted on the front entrance glass similar to the existing names. The cost and liability for said signage shall be borne by Tenant.

          *As long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the mortgage, and no steps or procedures taken under the mortgage, shall affect Tenant's rights under this Lease.

     Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Tenant shall execute the written agreement and any other documents required by the lender to accomplish the purposes of this Section.

     If requested by the holder of any mortgage or deed of trust, Tenant shall enter into a new lease with the holder of such mortgage or deed of trust for the balance of the term of this Lease upon the same terms and conditions set forth herein, or shall attorn to such party provided such party agrees to recognize this Lease as long as Tenant shall not be in default hereunder beyond the period for curing the same.

23. REMOVAL OF PROPERTY: If Tenant shall fail to remove any of its property of any nature whatsoever from the Premises or the Building at the termination of this Lease, or when Landlord has the right of reentry, Landlord may, at its option, remove and store said property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant shall not pay the cost of storing any such property after it has been stored for a period of 30 days or more, Landlord may, at its option, sell or permit to be sold, any or all of such property at public or private sale, in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to Tenant, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorney's fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

24. NONWAIVER: Waiver by either Landlord or Tenant of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition; or of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

25. SURRENDER OF POSSESSION: Upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises to Landlord.

26. HOLDOVER: In the event Tenant shall holdover after the expiration of the term of this Lease without the written consent of Landlord, such tenancy shall be for a month-to-month tenancy, which tenancy may be terminated as provided by the laws of the State of Washington. During such tenancy Tenant agrees to pay to Landlord 200 percent (200%) of the rate of rental payable by Tenant during the last month of the lease term as set forth herein.

27. CONDEMNATION: If all the Premises or such portions of the Building as may be required for the reasonable use of the Premises are taken by eminent domain, this Lease shall automatically terminate as of the date Tenant is required to vacate the Premises and all rentals shall be paid to that date. In the event of a taking of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the rental shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such rent reduction to be effective as of the date possession of such portion is delivered to the condemning authority. Landlord reserves all rights to damages to the Premises for any taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses and for the interruption of or damage to Tenant's business; provided, however, that such damages may be claimed only if they are award separately in the eminent domain proceeding and not as part of the damages recoverable by Landlord.

28. HAZARDOUS WASTE AND MATERIALS: Tenant shall not dispose of or otherwise allow the release of any hazardous waste or materials in, on or under the Leased Premises, or any adjacent property, or in any improvements placed on the Leased Premises. Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on to the Leased Premises of any hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) by any federal, state or local statute, regulation, rule or ordinance now or hereafter in effect. Tenant shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous waste or materials in, on or under the Leased Premises or any adjacent property, or incorporated in any improvements, at Tenant's expense. Tenant shall notify Landlord immediately of any release of any hazardous waste or materials on the Leased Premises.

     Tenant agrees to indemnify and hold Landlord harmless against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitations, attorneys' fees and disbursements) which may be imposed on, incurred or paid by, or asserted against Landlord or the Premises by reason of, or in connection with (i) any misrepresentation, breach of warranty or other default by Tenant under this Lease, or (ii) the acts or omissions of Tenant, or any subtenant or other person or entity acting through or on account of Tenant, resulting in the release of any hazardous waste or materials.

     To the best of Landlord's knowledge the Premises do not contain any hazardous waste. Tenant further acknowledges that Landlord has not made any warranty or representation covering the presence or absence of any hazardous waste or materials in, on, under, or about the Building or the Leased Premises, any adjacent property, or in any improvements placed in the Building or the Leased Premises. If Landlord is required by any statute, regulation, order, decree, judgment, or other law to take any action to remove or abate any hazardous waste or materials, or if Landlord deems it necessary to conduct special maintenance or testing procedures with regard to any hazardous waste or materials, or to remove or abate such hazardous waste or materials, Landlord may take such action or conduct such procedures at times and in a manner that Landlord deems appropriate under the circumstances, and Tenant shall permit the same.

29. NOTICES: All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail to Landlord and to Tenant at the addresses provided in Subsection 1.i, and to the holder of any first mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or such other addresses as may from time to time be designated by such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

30. COSTS AND ATTORNEYS' FEES: If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit, and such attorneys' fees shall be deemed to have accrued on the commencement of such action.

31. LANDLORD'S LIABILITY: Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements or for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises and the Building, but are made and intended for the purpose of binding only Landlord's interest in the Premises and the Building. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord or its partners and their respective heirs, legal representatives, successors, and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

32. LANDLORD'S CONSENT: Whenever Landlord's consent is required under the terms hereof, such consent shall not be unreasonably withheld.

33. ESTOPPEL CERTIFICATES: Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord a written statement in a form approved by Landlord certifying that this Lease is unmodified and in full force and effect (or that the same is in full force and effect, as modified, listing the instruments of modification), that the Rent and other charges have not been paid more than one month in advance (or if so paid, the dates to which paid) and whether or not to the best of Tenant's knowledge Landlord is in default hereunder (and if so, specifying the nature of the default), it being intended that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest, or a mortgagee of Landlord's interest, or assignee of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within ten days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificates as above provided without modification.

34. TENANT IMPROVEMENTS: As further consideration for the execution of this Lease, Landlord, at Landlord's sole cost and expense, shall provide the following items of improvement, alteration, and repair to the Premises:

     a. Remove all carpeting throughout the Premises and the wood flooring in Suite 301.

     b. Remove the existing walls located on the north and south sides of Office #6 identified on the plans prepared by Tenant dated March 13, 1996 (the "Plan") and construct a new wall on the east side of Office #6.

     c. Remove all existing wood and glass partitions located in Area #9 on the Plan.

     d. Paint the walls throughout the Premises using Building-standard paint in one light color to be selected by Tenant, subject to Landlord's prior approval. The doors, relites and trim may be a separate color at Tenant's option, also subject to Landlord's prior approval. Tenant acknowledges that the interior window trim of the exterior windows in the Premises will not be repainted and shall remain "AS IS."

     e. Install new Building-standard carpet throughout the Premises in a color to be selected by Tenant, subject to Landlord's prior approval.

     f. Install Building-standard window blinds as necessary in the exterior windows of the Premises.

     All other improvements, alterations and repairs to the Premises shall be made by Tenant at Tenant's sole cost and expense subject to the provisions of this Lease.

35.  GENERAL:

     a. The titles to sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. This Lease shall be construed and governed by the laws of the State of Washington.

     b. All of the covenants, agreements, terms, and conditions contained in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

     c. Tenant represents and warrants to Landlord that Tenant has not engaged any broker (other than Leibsohn & Company), finder or other person who would be entitled to any commission or fees from Landlord with respect to the negotiation, execution or delivery of this Lease and shall indemnify Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant.

     d. This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the rental, use, and occupancy of the Premises and Tenant's use of the Building and other matters set forth in this Lease. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect, and the covenants and agreements of this Lease shall not be altered, modified, or added to except in writing signed by Landlord and Tenant. If any provision of this Lease shall prove to be invalid, void or illegal, it shall in no way affect, impair or invalidate any other provision hereof, and the remaining provisions hereof shall nevertheless remain in full force and effect.

     e. Any Rent, Additional Rent, or other sums payable by Tenant to Landlord shall not be paid upon the due date thereof shall bear interest at the highest rate permitted by the laws of the State of Washington, but not to exceed 18 percent per annum, calculated from the date of delinquency to the date of payment.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:                          TENANT:

COM REALTY, INC., a                SEATTLE SOFTWARE LABS, INC.,
Delaware Corporation               a Washington Corporation

    [signature illegible]          By:       Steven N. Moore
 ------------------------              -------------------------
                                         /s/ Steven N. Moore
                                       -------------------------

Title:   President                 Title:   Vice President & CFO
       ------------------                 ----------------------

                                   By:
                                        ------------------------

                                        ------------------------
                                  Title:
                                        ------------------------
PLEASE TYPE OR PRINT NAME UNDER
EACH SIGNATURE LINE

STATE OF ILLINOIS        )
                         ) ss.             OWNER/CORPORATE
COUNTY OF COOK           )                 ---------------

On this 4th day of April, 1996, personally appeared before me, a Notary Public in and for the State of Illinois, duly commissioned and sworn, Loren Klug, known to me to be the President of COM Realty, Inc., a Delaware corporation, which executed the within and foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein stated, and on oath stated that he is authorized to execute said instrument.

Witness my hand and official seal hereto affixed the day and year first above written.

                                   /s/ Diana C. Moreno
                                ----------------------------------------------
                                Notary Public in and for the State of Illinois Residing at 105A S. Evergreen, IL
                                             ---------------------------------
                                My Commission Expires:  9/29/97
                                                      ------------------------

                                ----------------------------------------------
                                Print Notary Public Name


STATE OF WASHINGTON  )
                     ) ss.                 TENANT/CORPORATE
COUNTY OF KING       )                     ----------------

On this 2nd day of April, 1996, personally appeared before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, Steven N. Moore, and known to me to be the Vice President and CFO of Seattle Software Labs, a Washington corporation, which executed the within and foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein stated, and on oath stated that they are authorized to execute said instrument.

Witness my hand and official seal hereto affixed the day and year first above written.

                                     /s/ Connie Hornbaker
                                ------------------------------------------------
                                Notary Public in and for the State of Washington

                                Residing at   Kirkland
                                            ------------------------------------
                                My Commission Expires:  3/19/97
                                                       -------------------------

                                ------------------------------------------------

                                Print Notary Public Name

                             LEASE AMENDMENT NO. 1

THIS LEASE AMENDMENT NO. 1 dated this 10th day of June 1996 amends that certain Lease dated the 15th day of March 1996 by and between COM REALTY, INC., a Delaware corporation, as Landlord, and SEATTLE SOFTWARE LABS, INC., a Washington corporation, as Tenant ("the Lease"), covering approximately 3,392 rentable square feet on the third floor of the Burke Building in the Occidental Mall.
For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to amend the Lease in order to revise the term of the Lease and to revise the schedule for the payment of rent during the Lease term.

Effective May 1, 1996, the Lease is hereby amended as follows:

1.   Section 1(e) "Lease Commencement Date" is amended to read:

     May 1, 1996 ("Commencement Date").

2.   Section 1(f) "Lease Expiration Date" is amended to read:

     April 30, 2001 ("Expiration Date").

3.   Section 1(g) "Rent" to read:

     Rent shall be as set forth above, payable on or before the first day of each month. Rent shall be adjusted from time to time as provided in Sections 7, 8, and 9 hereof.

   May 1, 1996          to      June 30, 1996           $0.00 per month
   July 1, 1996         to      April 30, 1997          $4,276.76 per month
   May 1, 1997          to      April 30, 1998          $4,418.08 per month
   May 1, 1998          to      April 30, 1999          $4,559.41 per month
   May 1, 1999          to      April 30, 2000          $4,700.75 per month
   May 1, 2000          to      April 30, 2001          $4,842.08 per month

4.   Section 3 "COMMENCEMENT AND EXPIRATION DATES" is amended to read:

     a.  Lease Commencement Date: The Lease Commencement Date shall be May 1,
1996.

     b.  Lease Expiration date:  This Lease shall expire on April 30, 2001.

Except as set forth in this Lease Amendment No. 1, all the provisions of the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Amendment No. 1 on the dates set forth below.

Landlord:                          Tenant:

COM Realty, Inc., a Delaware       Seattle Software Labs, Inc., a Washington
corporation                        corporation

By:  [signature illegible]         By:   /s/ Steve N. Moore
   -------------------------          -------------------------------

Date:    7/15/96                   Its:     Chief Financial Officer
      ----------------------          -------------------------------

                                   Date:   7/10/96
                                       ------------------------------

                                   By:    Christopher G. Slatt
                                      -------------------------------

                                   Its:   President
                                       ------------------------------

                                   Date:    7/10/96
                                        -----------------------------

                             LEASE AMENDMENT NO. 2

THIS LEASE AMENDMENT NO. 2, dated this 6th day of November 1996, amends that certain Lease dated the 15th day of March 1996 and Lease Amendment No. 1 dated June 10, 1996 (the "Lease") by and between COM REALTY, INC., a Delaware corporation, predecessor in interest to BURKE-STATE BLDG., L.L.C., a Washington limited liability company ("Landlord"), and SEATTLE SOFTWARE LABS, INC., a Washington corporation ("Tenant"), covering approximately 3,392 rentable square feet on the third floor of the Burke Building in the Occidental Mall designated Suite 301. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to further amend the Lease in order to increase the square footage of the Premises, to adjust Tenant's Percentage of the Building, to adjust the Rent, to revise the provision pertaining to assignment and subletting, to add the Building Rules and Regulations, and to specify the improvements to be made to the Premises by Landlord.

Effective November 15, 1996, the Lease shall be amended as follows:

1.  Section 1.c "Agreed Areas" shall be amended to read:

    c. Agreed Areas: As used in this Lease, Landlord and Tenant agree to the following areas and percentage of the Premises and the Building: Area of the Building is the total square feet calculated on a full-floor basis or 111,308 square feet; area of Tenant's Premises is approximately 7,517 rentable square feet; Tenant's Percentage of the Building is 6.75%. Notwithstanding the foregoing, if one or more of the facilities, services and utilities the costs of which is included within the definition of Operating Costs is not furnished to one or more tenants or to particular types of tenants, then in connection with the calculation of Tenant's Share of each of such costs the Building Area shall be reduced by the number of rentable square feet of space occupied by such tenants and Tenant's Share shall be separately computed as to each of such costs.

2.  Section 1.g "Rent" of the Lease shall be amended to read:

    g. Rent: The rent shall be as set forth below, payable on or before the first day of each month. Rent shall be adjusted from time to time as provided in Sections 7, 8, and 9 hereof.

   May 1, 1996             to    June 30, 1996                  $0.00
   July 1, 1996            to    December 14, 1996          $4,276.75 per month
   December 15, 1996       to    April 30, 1997             $9,298.94 per month
   May 1, 1997             to    April 30, 1998             $9,612.14 per month
   May 1, 1998             to    April 30, 1999             $9,925.35 per month
   May 1, 1999             to    April 30, 2000            $10,238.56 per month
   May 1, 2000             to    April 30, 2001            $10,551.77 per month

3. The last sentence of Section 6 "Uses" shall be deleted in its entirety and replaced with the following:

    Tenant and its authorized representatives shall comply with the Rules and Regulations set forth on Exhibit C attached hereto. Landlord shall have the right to amend the Rules and Regulations from time to time. In the event of a conflict between this Lease and the Rules and Regulations, as amended, this Lease shall control. Landlord shall have the right to enforce the Rules and Regulations and shall make commercially reasonable efforts to enforce the same in a nondiscriminatory manner. Landlord shall have no liability or responsibility whatsoever with respect to the noncompliance by other tenants or their authorized representatives with any of such Rules and Regulations.

4. Section 18 "ASSIGNMENT AND SUBLETTING" shall be deleted in its entirety and replaced with the following:

    18.  ASSIGNMENT AND SUBLETTING:

    a) Landlord's Consent; Definitions. Tenant acknowledges that the Building is a multi-tenant office building, occupied by tenants specifically selected by Landlord, and that Landlord has a legitimate interest in the type and quality of such tenants, the location of tenants in the Building and in controlling the leasing of space in the Building so that Landlord can better meet the particular needs of its tenants and protect and enhance the relative image, position and value of the Building in the office building market. Tenant further acknowledges that the rental value of the Premises may fluctuate during the term in accordance with market conditions, and, as a result, the Rent paid by Tenant under the Lease at any particular time may be higher or lower than the then market rental value of the Premises. Landlord and Tenant agree, and the provisions of this Section are intended to so provide, that, if Tenant voluntarily assigns its interest in this Lease or in the Premises or subleases any part or all of the Premises, a portion of the profits from any increase in the market rental value of the Premises shall belong solely to Landlord. Tenant acknowledges that, if Tenant voluntarily assigns this Lease or subleases any part or all of the Premises, Tenant's investment in the subject portion of the Premises (specifically including, but not limited to, tenant improvements, good will or other assets) may be lost or reduced as a result of such action.

      b) Consent Required. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease any part or all of the Premises, without Landlord's prior consent, which consent shall not be unreasonably withheld. Any assignment, encumbrance or sublease without Landlord's consent shall be voidable and, at Landlord's election, shall constitute a default by Tenant under this Lease. In determining whether to approve a proposed assignment or sublease, Landlord shall place primary emphasis on the proposed transferee's reputation and creditworthiness, the character of the business to be conducted by the proposed transferee at the Premises and the affect of such assignment or subletting on the tenant mix in the Building. In addition, Landlord shall have the right to approve the specific form of any assignment or sublease agreement. In no event shall Landlord be obligated to consent to any assignment or subletting which increases (i) the Operating Costs,
(ii) the burden on the Building services, or (iii) the foot traffic, elevator usage or security concerns in the Building, or creates an increased probability of the comfort and/or safety of the Landlord and other tenants in the Building being unreasonably compromised or reduced (for example, but not exclusively, Landlord may deny consent to an assignment or subletting where the space will be used for a school or training facility, an entertainment, sports or recreation facility, retail sales to the public (unless Tenant's permitted use is retail sales), a personnel or employment agency, a medical office, or an embassy or consulate or similar ounce. Landlord shall not be obligated to approve an assignment or subletting to (x) a current tenant of the Building unless no comparable space is available in the Building or (y) a prospective tenant of the Building with whom Landlord is then negotiating. Landlord's foregoing rights and options shall continue throughout the entire term of this Lease. No consent to any assignment, encumbrance or sublease shall constitute a waiver of the provisions of this Section and no other or subsequent assignment, encumbrance or sublease shall be made without Landlord's prior consent. Neither an assignment or subletting nor the collection of Rent by Landlord from any person other than Tenant, nor the application of any such Rent as provided in this Section shall be deemed a waiver of any of the provisions of this Section or release Tenant from its obligation to comply with the terms and provisions of this Lease and Tenant shall remain fully and primarily liable for all of Tenant's obligations under this Lease, including the obligation to pay Rent under this Lease. Any personal guarantee(s) of Tenant's obligations under this Lease shall remain in full force and effect following any such assignment or subletting. Landlord may condition approval of an assignment or subletting hereunder on an increase in the amount of the Security Deposit or on receipt of personal guarantees of the assignee's or sublessee's obligations under this Lease. If Landlord approves of an assignment or subletting hereunder and this Lease contains any renewal options, expansion options, rights of first refusal, rights of first negotiation or any other rights or options pertaining to additional space in the Building, such rights and/or options shall not run to the assignee or subtenant, it being agreed by the parties hereto that any such rights and options are personal to Tenant named herein and may not be transferred.

     c) Conditions to Assignment or Sublease. Tenant agrees that any instrument by which Tenant assigns or sublets all or any portion of the Premises shall expressly provide that the assignee or subtenant may not further assign or sublet the assigned or sublet space without Landlords prior consent (which consent shall not, subject to Landlord's rights under Section 25(b), be unreasonably withheld or delayed), and that the assignee or subtenant will comply with all of the provisions of this Lease and that Landlord may enforce the Lease provisions directly against such assignee or subtenant. If this Lease is assigned, whether or not in violation of the terms and provisions of this Lease, Landlord may collect Rent from the assignee. If the Premises, or any part thereof, is sublet, Landlord may, upon a default under this Lease, collect rent from the subtenant. In either event, Landlord may apply the amount collected from the assignee or subtenant to Tenant's obligation to pay Rent under this Lease.

     d) Events Constituting an Assignment or Sublease. For purposes of this Section, the following events shall be deemed an assignment or sublease, as appropriate: (i) the issuance of equity interests (whether stock, partnership interests or otherwise) in Tenant, or any assignee or subtenant, if applicable, or any entity controlling any of them, to any person or group of related persons, in a single transaction or a series of related or unrelated transactions, such that, following such issuance, such person or group shall have Control (as defined below) of Tenant, or any assignee or subtenant, if applicable; or (ii) a transfer of Control of Tenant, or any assignee or subtenant, if applicable, or any entity controlling any of them, in a single transaction or a series of related or unrelated transactions (including, without limitation, by consolidation, merger, acquisition or reorganization), except that the transfer of outstanding capital stock or other listed equity interests by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, through the "over-the-counter" market or any recognized national or international securities exchange, shall not be included in determining whether Control has been transferred. "Control" shall mean direct or indirect ownership of fifty percent (50%) or more of all the legal and equitable interest in any business entity. The restrictions set forth in this subsection shall not apply to an initial public offering of equity interests in Tenant or when Tenant is raising Equity Capital and the Guarantors listed in Exhibit B are actively managing Tenant's business.

     e) Processing Expenses. Tenant shall pay to Landlord the amount of Landlord's cost of processing each proposed assignment or subletting, including, without limitation, attorneys' and other professional fees, and the cost of Landlord's administrative, accounting and clerical time (collectively, "Processing Costs"), and the amount of all direct and indirect expense incurred by Landlord arising from the assignee or sublessee taking occupancy of the subject space, including, without limitation, costs of freight elevator operation for moving of furnishings and trade fixtures, security service, janitorial and cleaning service, rubbish removal service, costs of changing signage, and costs of changing locks and making new keys (collectively, "Occupancy Costs"). Notwithstanding anything to the contrary herein, Landlord shall not be required to process any request for Landlords consent to an assignment or subletting until Tenant has paid to Landlord the amount of Landlord's estimate of the Processing Costs and the Occupancy Costs; provided, however, such costs shall reflect the actual expenses incurred ant shall not exceed $2,000.00 per assignment or subletting.

     f) Consideration to Landlord. In the event of any assignment or sublease, whether or not requiring Landlord's consent, Landlord shall be entitled to receive, as Additional Rent, one-half (1/2) of any consideration, including, without limitation, payment for leasehold improvements owned by Landlord, paid by the assignee or subtenant for the assignment or sublease and, in the case of sublease, the excess of the amount of rent paid for the sublet space by the subtenant over the total amount of Minimum Monthly Rent under
Section 5 and Additional Rent under Sections 7 and 9. Upon Landlord's request, Tenant shall assign to Landlord all amounts to be paid to Tenant by the assignee or subtenant and shall direct such assignee or subtenant to pay the same directly to Landlord. If there is more than one sublease under this Lease, the amounts (if any) to be paid by Tenant to Landlord pursuant to the preceding sentence shall be separately calculated for each sublease and amounts due Landlord with regard to any one sublease may not be offset against rental and other consideration pertaining due under any other sublease.

     With regard to an approved assignment or subletting, Tenant acknowledges that Landlord's agreement to deal directly with the assignee or subtenant with regard to such party's occupancy of the Premises and the administration of the Lease, without requiring Tenant to monitor or become directly involved in such matters, constitutes appropriate and acceptable consideration for the capture by Landlord of any rent or consideration paid by the assignee or subtenant in excess of that required to be paid by Tenant under the Lease.

     g) Procedures. If Tenant desires to assign this Lease or any interest therein or sublet all or part of the Premises, Tenant shall give Landlord written notice thereof designating the space proposed to be sublet and the terms proposed. Landlord shall have the prior right and option (to be exercised by written notice to Tenant given within fifteen (15) days after receipt of Tenant's notice) (i) to sublet from Tenant any portion of the Premises proposed by Tenant to be sublet, for the term for which such portion is proposed to be sublet, but at the same Rent (including Additional Rent as provided for in Sections 7 and 9) as Tenant is required to pay to Landlord under this Lease for the same space, computed on a pro rata square footage basis, and during the term of such sublease Tenant shall be released of its obligations under the Lease with regard to the subject space, (ii) if the term of the sublease (including any renewal terms) will expire during the final eighteen (18) months of the term (or if Tenant has exercised a renewal option, if any, then during the final eighteen
(18) months of the subject renewal period), to terminate this Lease as it pertains to the portion of the Premises so proposed by Tenant to be sublet, or
(iii) to approve Tenant's proposal to sublet conditional upon Landlord's subsequent written approval of the specific sublease obtained by Tenant and the specific subtenant named therein. If Landlord exercises its option in (i) above, then Landlord may, at Landlord's sole cost, construct improvements in the subject space and, so long as the improvements are suitable for general office purposes, Landlord shall have no obligation to restore the subject space to its original condition following the termination of the sublease. If Landlord exercises its option described in (iii) above, Tenant shall submit to Landlord for Landlord's written approval Tenant's proposed sublease agreement (in which the proposed subtenant shall be named) together with a current reviewed or audited financial statement prepared by a certified public accountant for such proposed subtenant and a credit report on such proposed subtenant prepared by a recognized credit reporting agency. If Landlord fails to exercise any aforesaid option to sublet or to terminate, this shall not be construed as or constitute a waiver of any of the provisions of this Section. If Landlord exercises any such option to sublet or to terminate, Landlord shall not have any liability for any real estate brokerage commission(s) or with respect to any of the costs and expenses that Tenant may have incurred in connection with its proposed subletting, and Tenant agrees to hold Landlord harmless from and against any and all claims (including, without limitation, claims for commissions) arising from such proposed subletting. Landlord's foregoing rights and options shall continue throughout the term. For purposes of this Section, a proposed assignment of this Lease in whole or in part shall be deemed a proposed subletting of such space.

     h) Documentation. No permitted subletting by Tenant shall be effective until there has been delivered to Landlord a counterpart of the sublease in which the subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the sublet space and for the performance of all of the terms and provisions of this Lease; provided, however, that the subtenant shall be liable to Landlord for rent only in the amount set forth in the sublease. No permitted assignment shall be effective unless and until there has been delivered to Landlord a counterpart of the assignment in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of the assignment. The failure or refusal of a subtenant or assignee to execute any such instrument shall not release or discharge the subtenant or assignee from its liability as set forth above.

     i) No Merger. Without limiting any of the provisions of this Section, if Tenant has entered into any subleases of any portion of the Premises, the voluntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

5. Improvements. Tenant accepts the Premises in "AS IS" condition, subject to the following items of improvement, alterations, and repair to be made to the Premises by Landlord at Landlord's sole cost and expense:

    a)  Demolish the wall highlighted in yellow on the attached Exhibit A:

    b) Construct two walls in the areas highlighted in blue on the attached Exhibit A;

    c) Install two (2) three-inch pipe-lined openings above the brick passageway between the existing Premises and the expansion space at a location mutually agreeable to both parties;

    d) In the area marked "LAN Room" on the attached Exhibit A, Landlord shall disconnect the water line, remove the stub wall, remove cabinets;

    e) Install approximately 14 feet of Building-standard GWB wall with Building-standard base to include one Building-standard electrical duplex outlet on each side of the wall highlighted in green on the attached Exhibit A;

    f) Patch and paint the newly constructed walls and areas affected by construction;

    g) Patch in carpeting in the areas affected by construction to match the existing as closely as reasonably possible; and

    h) Tenant shall install signage on the wall opposite elevator entrance on the third floor similar to that of other tenant's in the Building, at Tenant's sole cost and upon review and approval by Landlord.

6. Exhibit A "Floor Plan" is hereby deleted in its entirety and replaced with the amended Exhibit A attached hereto and by this reference made a part of the Lease.

7. Exhibit B "Guaranty" shall be cancelled in its entirety and superseded by the amended Guaranty attached hereto as Exhibit B on the following condition:

     The amended Guaranty attached hereto will cancel and supersede that certain Guaranty dated April 2, 1996 executed by the Guarantors named therein, Christopher Slatt and Jeannine K. Slatt, husband and wife, and Steven N. Moore and Sheila E. Moore, husband and wife, contingent upon execution of said amended Guaranty by said Guarantors.

8. The Building "Rules and Regulations" are attached hereto as Exhibit C and by this reference made a part of the Lease.

Except as set forth in this Lease Amendment No. 2, all the provisions of the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

Landlord:                                  Tenant:

BURKE-STATE BLDG., L.L.C., a Washington    Seattle Software Labs, Inc.,
limited liability company                  a Washington corporation

                                           As amended 4d) & 5h)

By:     [signature illegible]              By:   /s/ Christopher G. Slatt
   ------------------------------------       --------------------------------
Its:     Managing Member                   Its:     President
    -----------------------------------       --------------------------------
                                           By:
                                              --------------------------------
                                           Its:
                                               -------------------------------
5.h) Tenant shall install signage on wall opposite elevator entrance on the third floor similar to that of other tenant's in building at Tenant's sole cost and upon review and approval by Landlord.

STATE OF WASHINGTON   )
                      ) ss
COUNTY OF KING        )

On this 17th day of December 1996, before me, a Notary Public, personally appeared H. Martin Smith, III personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.


                                         Melaney Wade
                              ------------------------------------------------
                              Name (printed):  Melaney Wade
                                             ---------------------------------
                              Notary Public in and for the State of Washington, residing at Bellevue
                                          ------------------------------------
                              My Commission expires:  5/19/96
                                                     -------------------------

                                   EXHIBIT B

                                   GUARANTY

     THIS GUARANTY is made and given by the individuals set forth on the signature page hereof ("Guarantor") to COM Realty, Inc., a Delaware corporation ("Landlord").

     RECITALS: Seattle Software Labs, Inc., a Washington corporation ("Tenant"), has requested that Landlord enter into a lease with Tenant, and Landlord is unwilling to enter into such a lease unless Guarantor gives Landlord an unconditional guarantee of the full, prompt and complete payment by Tenant as and when due of:

     A. all installments of rent and other monetary obligations payable under the Lease for all periods during which Tenant is in actual occupancy of the Premises;

     B. all installments of rent and other monetary obligations payable under the Lease for the twelve (12) month period following any default by Tenant;

     C. the unamortized balance as of the date Tenant relinquishes possession of the Premises of (i) the total cost of improvements, alterations and repairs ("Tenant Improvements") provided by Landlord under the Lease, which is $17,992.58, and (ii) the leasing fees due to Martin Smith Inc and Leibsohn & Company, which are $15,866.76; such costs and fees shall be amortized, without interest, over the Term; and

     D. the unamortized balance as of the date Tenant relinquishes possession of the Premises of the additional leasing fee due to Leibsohn & Company for additional square footage leased under the Amendment to the Lease, which is estimated to be $14,437.50; such fee shall be amortized without interest over fifty-three (53) months of the Term (December 1, 1996 through April 30, 2001).

     NOW, THEREFORE, in order to induce Landlord to enter into a lease with Tenant, Guarantor agrees as follows:

     1. Guaranty. Guarantor, as a material inducement to and in consideration of Landlord entering into a written lease with Tenant, dated the same date as this Lease Guaranty (the "Lease"), pursuant to which Landlord has leased or will lease to Tenant, and Tenant has leased or will lease from Landlord, the premises located in the City of Seattle, County of King, State of Washington, in the building located at 316 Occidental Avenue South, Seattle, Washington, unconditionally guarantees and promises to and for the benefit of Landlord the full, prompt and complete payment by Tenant as and when due of (a) all installments of rent and other monetary obligations payable under the Lease for all periods during which Tenant is in actual occupancy of the Premises, (b) all installments of rent and other monetary obligations payable under the Lease for the twelve (12) month period following any default by Tenant, and (c) the unamortized balance as of the date Tenant relinquishes possession of the Premises of (i) the total cost of the Tenant Improvements provided by Landlord under the Lease, which is $17,992.58, and (ii) the leasing fees paid to Martin Smith Inc and Leibsohn & Company, which are $15,866.76; and (d) the unamortized balance as of the date Tenant relinquishes possession of the Premises of the leasing fee due to Leibsohn & Company for additional square footage leased under the Amendment to the Lease, which is estimated to be $14,437.50. The cost and fees described herein shall be amortized, without interest over the Term pursuant to paragraphs C and D above. If, for example, Tenant defaults under the Lease at the end of the thirtieth month of the Lease Term, Guarantor shall be obligated to pay (1) the unamortized portion of the Tenant Improvements and leasing fees which equal $16,929.74; (2) the unamortized portion of the leasing fee paid to Leibsohn & Company, which equals $8,172.07 (calculated over twenty-three months; and (3) all installments of rent and other monetary obligations payable under the Lease for the twelve-month period following default by Tenant (months 31 through 42). Guarantor acknowledges and agrees that this Guaranty is an absolute guarantee of payment.

     2. Attorneys' Fees. Guarantor agrees to pay all expenses, including, without limitation, actual attorneys' fees and costs, paid or incurred by Landlord in endeavoring to collect or secure performance of the Obligations, or any part thereof, or in enforcing this Guaranty.

     3. Joint and Several Liability. If Guarantor is more than one person, Guarantor's Obligations are joint and several and are independent of Tenant's Obligations. A separate action may be brought or prosecuted against any Guarantor whether this action is brought or prosecuted against any other Guarantor or Tenant, or all, or whether any other Guarantor or Tenant, or all, are joined in the action.

     4. Primary Liability. Guarantor's liability under this Guaranty is primary, direct and immediate. Guarantor waives the right to require Landlord to:
          (a)  Proceed against Tenant or any other person;

          (b) Proceed against or exhaust any security or collateral that Landlord holds from Tenant; or

          (c)  Pursue any other remedy in Landlord's power.

     5. Waiver of Statute of Limitations. Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability under this Guaranty.

     6. Bankruptcy or Reorganization of Tenant. In the event of any proceeding by or against Tenant, a composition, extension or reorganization under any provision of the Bankruptcy Code, or any other bankruptcy, insolvency, receivership, reorganization or similar proceeding, Guarantor expressly waives the extension of the Obligations of this Guaranty under any provision of the Bankruptcy Code or any law or rule applicable to such proceedings and hereby agrees that Landlord may proceed immediately to collect any amount due under the terms of this Guaranty and to otherwise enforce this Guaranty.

     7. Rights and Remedies Cumulative. All of Landlord's rights and remedies herein specified are intended to be cumulative and not in substitution for any right or remedy otherwise available to Landlord.

     8. Enforcement. If Tenant defaults under the Lease, Landlord can proceed immediately against Guarantor or Tenant, or both, or Landlord can enforce against Guarantor or Tenant, or both, any rights that it has under the Lease, this Guaranty, or both, or pursuant to applicable laws. If the Lease terminates and Landlord has any rights it can enforce against Tenant after termination, Landlord may enforce these rights against Guarantor without giving previous notice to Tenant or Guarantor and without making any demand on either of them.

     9. Waiver of Defenses. Guarantor waives any defense arising by reason of any disability of Tenant, or by reason of the cessation from any cause whatsoever of the liability of Tenant. Guarantor shall be liable and remain liable for the payment of the Obligations to the extent provided herein notwithstanding.

          (a) Any previous discharge (partial or total) of Tenant from any further liability;

          (b) Any bar (temporary, partial or total) to the pursuit by Guarantor of any right or claim for indemnification from Tenant;

          (c) Any right or claim by Guarantor to be subrogated to the rights or claims of Landlord against Tenant or in and to the Premises;

          (d)  Any action or inaction or delay in acting by Landlord; or

          (e) Landlord's failure to enforce, or delay in enforcing, any of its rights under the Lease, or otherwise.

     10. Amendments to Lease; Assignment of Lease. Guarantor authorizes Landlord, without notice or demand and without affecting Guarantor's liability hereunder, from time to time to:

          (a) Amend or change the provisions of the Lease by agreement between Landlord and Tenant at any time, or by course of conduct, or by operation of law, or otherwise, without the consent of, and without notice to, Guarantor;

          (b) Permit or suffer an assignment of the Lease or any subletting under the Lease, whether or not consented to by Landlord; or

          (c) Take and hold security for the performance and payment of the Obligations and apply, enforce, exchange, waive and release any such security.

     11. Waiver of Subrogation. Until all of the Obligations have been performed or paid in full, Guarantor shall have no right of subrogation against Tenant. Guarantor waives its right to enforce any remedies that Landlord now has, or may later have, against Tenant. Guarantor waives any right to participate in any security now or hereafter held by Landlord.

     12. Waiver of Acceptance, Presentments and Notices. Guarantor waives notice of acceptance of this Guaranty and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty, and waives all notices of the creation, existence, or incurring of new or additional Obligations.

     13.  Miscellaneous Provisions.

          (a) This Guaranty sets forth the entire agreement of the parties as to the subject matter hereof and supersedes all prior discussions and understandings between them. This Guaranty may not be amended or rescinded in any manner except by an instrument in writing signed by a duly authorized officer or representative of each party hereto.

          (b) This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Washington.

          (c) Should any of the provisions of this Guaranty be found to be invalid, illegal or unenforceable by any court of competent jurisdiction, such provision shall be stricken and the remainder of this Guaranty shall nonetheless remain in full force and effect unless striking such provision shall materially alter the intention of the parties.

          (d) In the event any action is brought to enforce this Guaranty, the parties agree to be subject to exclusive in personam jurisdiction in the Superior Court for the State of Washington or in the United States District Court for the Western District of Washington and agree that in any such action venue shall lie exclusively at Seattle, Washington.

          (e) No waiver of any right under this Guaranty shall be effective unless contained in a writing signed by a duly authorized officer or representative of the party sought to be charged with the waiver and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future right or of any other right arising under this Guaranty.

          (f) Paragraph headings contained in this Guaranty are included for convenience only and form no part of the agreement between the parties.

          (g) All notices or requests required or permitted under this Guaranty shall be in writing; shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid; shall be deemed given when so delivered or mailed, irrespective of whether such notice or request is actually received by the addressee; and shall be sent to the parties at the following addresses:
                                       4

                   If to Landlord:       Occidental Mall
                                         c/o Martin Smith Inc
                                         615 Second Avenue, Suite 400
                                         Seattle, WA  98104

                   If to Guarantor:      Steven N. Moore
                                         Christopher Slatt
                                         Seattle Software Labs, Inc.
                                         316 Occidental Avenue South, Suite 301
                                         Seattle, WA  98104

Either party may change the address to which notices shall be sent by notice to the other party.

          (h) This Guaranty shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, devisees, legatees, executors, administrators, personal representatives, successors and assigns. If Landlord disposes of its interest in the Lease, the term "Landlord" as used in this Guaranty shall mean Landlord's successors.

          (i) As used in this Guaranty, the masculine shall include the feminine and neuter, the feminine shall include the masculine and neuter, the neuter shall include the masculine and feminine, the singular shall include the plural and plural shall include the singular, as the context may require.

     Dated this 17 day of December 1996.

GUARANTOR:

     /s/  Steven N. Moore                        /s/  Christopher Slatt
-------------------------------------       -----------------------------------
      Steven N. Moore and                         Christopher Slatt and

         /s/ Sheila E. Moore                       /s/  Jeanine K. Slatt
-------------------------------------       -----------------------------------

    Sheila E. Moore, husband and wife       Jeanine K. Slatt, husband and wife

STATE OF WASHINGTON      )
                         ) ss.          INDIVIDUAL
COUNTY OF KING           )              ----------

On this _______ day of __________, 19___, before me, a Notary Public, personally appeared _____________________________________________________________________,
personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged the said instrument to be his/hers (their) free and voluntary act and deed for the uses and purposes therein mentioned.

Witness my hand and official seal.

                              ------------------------------------------------
                              Notary Public in and for the State of Washington

                              Residing at
                                          ------------------------------------
                              My Commission Expires:
                                                    --------------------------


                              ------------------------------------------------
                              Print Notary Public Name


STATE OF WASHINGTON  )
                     ) ss.              INDIVIDUAL
COUNTY OF KING       )                  ----------

On this _______ day of __________, 19___, before me, a Notary Public, personally appeared ____________________________________________________________________,
personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged the said instrument to be his/hers (their) free and voluntary act and deed for the uses and purposes therein mentioned.

Witness my hand and official seal.


                              ------------------------------------------------
                              Notary Public in and for the State of Washington

                              Residing at
                                         -------------------------------------
                              My Commission Expires:
                                                    --------------------------


                              ------------------------------------------------
                              Print Notary Public Name

                             LEASE AMENDMENT NO. 3

     This Lease Amendment No. 3 is made and entered into this 28th day of October 1998 by and between BURKE-STATE BLDG., L.L.C., a Washington limited liability company ("Landlord"), and WatchGuard, Inc., a Washington corporation ("Tenant").

Recitals: Landlord and Tenant's predecessor in interest Seattle Software Labs, Inc., a Washington corporation ("Seattle Software") entered into a written Lease dated March 15, 1996, Lease Amendment No. 1 dated June 10, 1996, and Lease Amendment No. 2 dated November 6, 1996 (the "Lease"), whereby Seattle Software leased from Landlord certain Premises consisting of approximately 7,517 rentable square feet of space located in the Burke Building in the Occidental Mall, Seattle, Washington, designated as Suite 301. Landlord and Tenant desire to further amend the Lease to increase the square footage of the Premises by adding Suite 315, to adjust Tenant's Percentage of the Building, to revise the Rent, and to establish the base year for Suite 315.

NOW THEREFORE, Landlord and Tenant agree to amend the Lease as follows:

1.  The following paragraph shall be added to and become a part of Section 1(b):

     From and after November 1, 1998, "Premises" means that certain space outlined in red on the attached Exhibit B located on the third floor of the Burke Building (Suites 301 and Suite 315).

2.  Sections 1(c), 8(a)(iii) and 9(a)(iii) are supplemented as follows:

     From and after November 1, 1998, Tenant's Percentage of the Building shall continue to mean 6.75% for purposes of Suite 301 (approximately 7,517 rentable square feet), but Tenant's Percentage of the Building shall also mean an additional one and twenty-two/100ths percent (1.22%) for purposes of Suite 315 (approximately 1,362 rentable square feet). Moreover, while the "Base Services Year" and the "Base Tax Year" shall continue to be calendar year 1996 for Suite 301, the "Base Services Year" and the "Base Tax Year" for Suite 315 shall be calendar year 1998. In other words, Tenant's share of increases in Real Property Taxes and Operating Costs shall be calculated separately for Suite 315, using a 1998 base year.

3.  Section 1(f) is amended to read:

    Lease Expiration Date: April 30, 2001 ("Expiration Date")

4.  The following paragraph shall be added to and become a part of Section 1(g):

    From and after November 1, 1998, the Rent shall be the following amounts as to the following periods during the term:

                   Period                                   Monthly Amount
---------------------------------------------       ------------------------
November 1, 1998      to     April 30, 1999               $12,195.35  Per month
May 1, 1999           to     April 30, 2000               $12,622.06  Per month
May 1, 2000           to     April 30, 2001               $13,048.77  Per month

5. Exhibit B is deleted in its entirety and replaced with the Exhibit B attached hereto and made a part hereof.

6. Improvements. Tenant hereby accepts the Premises in "AS IS" condition, subject to the following:

    Landlord, at Landlord's sole cost, shall (i) demolish a portion of the demising wall; and (ii) install a finished passageway, to be mutually agreed upon by Landlord and Tenant, between Suite 301 and Suite 315; and (iii) patch in carpeting in the area affected by construction to match the existing carpeting as closely as reasonably possible. The provisions of the Work Letter (Exhibit C to the Lease) have been completed and shall no longer apply; Landlord shall not be required to make additional improvements to the Premises, except as set forth above. Tenant acknowledges that some or all of the foregoing work may be performed during Tenant's business hours and may cause some disturbance to occur, including noise and odors, and agrees to a reasonable degree of such disturbance while the work is in progress, provided Landlord makes commercially reasonable efforts to minimize any such disturbance.

7. Agency Disclosure. Martin Smith Inc hereby discloses that it represents the Landlord in this transaction.

Except as set forth in this Lease Amendment No. 3, all the provisions of the Lease shall remain unchanged and in full force and effect.

Dated the date first above written.

Landlord:                                  Tenant:
BURKE-STATE BLDG., L.L.C., a Washington    WatchGuard, Inc.,
limited liability company                  a Washington corporation


By: [signature illegible]                  By:     /s/ Steven N. Moore
      Managing Partner                     Its:     Chief Financial Officer

                                           By:  ________________________________
                                           Its: ________________________________

STATE OF WASHINGTON   )
                      ) ss
COUNTY OF KING        )

I certify that I know or have satisfactory evidence that H. Martin Smith, III is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title) managing member of (entity) Burke State Bldg., L.L.C., a Washington limited liability company to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand and official seal this 30th day of November 1998.

                                                     /s/ Danette A. Brandt
-----------------------------------------  ------------------------------------
                                                         Notary Public
                                               (Print Name)   Danette A. Brandt
   NOTARY SEAL                                 Residing at    Edmonds, WA
                                               My Commission Expires:  3/8/2001
-------------------------------------------------------------------------------


STATE OF WASHINGTON   )
                      ) ss
COUNTY OF KING        )

I certify that I know or have satisfactory evidence that Steven N. Moore is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title) CFO of (entity) Watchguard Technologies, Inc., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand and official seal this 6th day of November 1998.

                                                     /s/ Deborra L. Nelson
-----------------------------------------  ------------------------------------
                                                         Notary Public
                                               (Print Name)  Deborra L. Nelson
   NOTARY SEAL                                 Residing at   King County
                                               My Commission Expires:  10/25/99
-------------------------------------------------------------------------------

                                   EXHIBIT B

                                   GUARANTY

     THIS GUARANTY is made and given by the individuals set forth on the signature page hereof ("Guarantor") to COM Realty, Inc., a Delaware corporation ("Landlord").

     RECITALS: Seattle Software Labs, Inc., a Washington corporation ("Tenant"), has requested that Landlord enter into a lease with Tenant, and Landlord is unwilling to enter into such lease unless Guarantor gives Landlord an unconditional guarantee of the full, prompt and complete payment by Tenant as and when due of (a) all installments of rent and other monetary obligations payable under the Lease for all periods during which Tenant is in actual occupancy of the Premises, (b) all installments of rent and other monetary obligations payable under the Lease for the twelve (12) month period following any default by Tenant, and (c) the unamortized balance as of the date Tenant relinquishes possession of the Premises of (i) the total cost of improvements, alterations and repairs ("Tenant Improvements") provided by Landlord under the Lease, which is estimated to be $17,992.58, and (ii) the leasing fees due to Martin Smith Inc and Leibsohn & Company, which are estimated to be $15,866.76. Such costs and fees shall be amortized, without interest, over the Term.

     NOW, THEREFORE, in order to induce Landlord to enter into a lease with Tenant, Guarantor agrees as follows:

     1. Guaranty. Guarantor, as a material inducement to and in consideration of Landlord's entering into a written lease with Tenant, dated the same date as this Lease Guaranty (the "Lease"), pursuant to which Landlord has leased or will lease to Tenant, and Tenant has leased or will lease from Landlord, the premises located in the City of Seattle, County of King, State of Washington, in the building located at 316 Occidental Avenue South, Seattle, Washington, unconditionally guarantees and promises to and for the benefit of Landlord the full, prompt and complete payment by Tenant as and when due of (a) all installments of rent and other monetary obligations payable under the Lease for all periods during which Tenant is in actual occupancy of the Premises, (b) all installments of rent and other monetary obligations payable under the Lease for the twelve (12) month period following any default by Tenant, and (c) the unamortized balance as of the date Tenant relinquishes possession of the Premises of (i) the total cost of the Tenant Improvements provided by Landlord under the Lease, which is estimated to be $17,992.58, and (ii) the leasing fees due to Martin Smith Inc and Leibsohn & Company, which are estimated to be $15,866.76. The cost and fees described in clauses (c)(i) and (c)(ii) of the preceding sentence shall be amortized, without interest over the Term. If, for example, Tenant defaults under the Lease at the end of the thirtieth month of the Lease Term, Guarantor shall be obligated to pay the unamortized portion of the Tenant Improvements and leasing fees which equal $16,929.74, plus all installments of rent and other monetary obligations payable under the Lease for the twelve-month period following default by Tenant (months 31 through 42). Guarantor acknowledges and agrees that this Guaranty is an absolute guarantee of payment.

     2. Attorneys' Fees. Guarantor agrees to pay all expenses, including, without limitation, actual attorneys' fees and costs, paid or incurred by Landlord in endeavoring to collect or secure performance of the Obligations, or any part thereof, or in enforcing this Guaranty.

     3. Joint and Several Liability. If Guarantor is more than one person, Guarantor's Obligations are joint and several and are independent of Tenant's Obligations. A separate action may be brought or prosecuted against any Guarantor whether this action is brought or prosecuted against any other Guarantor or Tenant, or all, or whether any other Guarantor or Tenant, or all, are joined in the action.

     4. Primary Liability. Guarantor's liability under this Guaranty is primary, direct and immediate. Guarantor waives the right to require Landlord to:

         (a) Proceed against Tenant or any other person;

         (b) Proceed against or exhaust any security or collateral that Landlord holds from Tenant; or

         (c) Pursue any other remedy in Landlord's power.

     5. Waiver of Statute of Limitations. Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability under this Guaranty.

     6. Bankruptcy or Reorganization of Tenant. In the event of any proceeding by or against Tenant, a composition, extension or reorganization under any provision of the Bankruptcy Code, or any other bankruptcy, insolvency, receivership, reorganization or similar proceeding, Guarantor expressly waives the extension of the Obligations of this Guaranty under any provision of the Bankruptcy Code or any law or rule applicable to such proceedings and hereby agrees that Landlord may proceed immediately to collect any amount due under the terms of this Guaranty and to otherwise enforce this Guaranty.

     7. Rights and Remedies Cumulative. All of Landlord's rights and remedies herein specified are intended to be cumulative and not in substitution for any right or remedy otherwise available to Landlord.

     8. Enforcement. If Tenant defaults under the Lease, Landlord can proceed immediately against Guarantor or Tenant, or both, or Landlord can enforce against Guarantor or Tenant, or both, any rights that it has under the Lease, this Guaranty, or both, or pursuant to applicable laws. If the Lease terminates and Landlord has any rights it can enforce against Tenant after termination, Landlord may enforce these rights against Guarantor without giving previous notice to Tenant or Guarantor and without making any demand on either of them.

     9. Waiver of Defenses. Guarantor waives any defense arising by reason of any disability of Tenant, or by reason of the cessation from any cause whatsoever of the liability of

Tenant. Guarantor shall be liable and remain liable for the payment of the Obligations to the extent provided herein notwithstanding.

          (a) Any previous discharge (partial or total) of Tenant from any further liability;

          (b) Any bar (temporary, partial or total) to the pursuit by Guarantor of any right or claim for indemnification from Tenant;

          (c) Any right or claim by Guarantor to be subrogated to the rights or claims of Landlord against Tenant or in and to the Premises;

          (d) Any action or inaction or delay in acting by Landlord; or

          (e) Landlord's failure to enforce, or delay in enforcing, any of its rights under the Lease, or otherwise.

     10. Amendments to Lease; Assignment of Lease. Guarantor authorizes Landlord, without notice or demand and without affecting Guarantor's liability hereunder, from time to time to:

          (a) Amend or change the provisions of the Lease by agreement between Landlord and Tenant at any time, or by course of conduct, or by operation of law, or otherwise, without the consent of, and without notice to, Guarantor;

          (b) Permit or suffer an assignment of the Lease or any subletting under the Lease, whether or not consented to by Landlord; or

          (c) Take and hold security for the performance and payment of the Obligations and apply, enforce, exchange, waive and release any such security.

     11. Waiver of Subrogation. Until all of the Obligations have been performed or paid in full, Guarantor shall have no right of subrogation against Tenant. Guarantor waives its right to enforce any remedies that Landlord now has, or may later have, against Tenant. Guarantor waives any right to participate in any security now or hereafter held by Landlord.

     12. Waiver of Acceptance, Presentments and Notices. Guarantor waives notice of acceptance of this Guaranty and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty, and waives all notices of the creation, existence, or incurring of new or additional Obligations.

     13.  Miscellaneous Provisions.

          (a) This Guaranty sets forth the entire agreement of the parties as to the subject matter hereof and supersedes all prior discussions and understandings between them.

This Guaranty may not be amended or rescinded in any manner except by an instrument in writing signed by a duly authorized officer or representative of each party hereto.

          (b) This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Washington.

          (c) Should any of the provisions of this Guaranty be found to be invalid, illegal or unenforceable by any court of competent jurisdiction, such provision shall be stricken and the remainder of this Guaranty shall nonetheless remain in full force and effect unless striking such provision shall materially alter the intention of the parties.

          (d) In the event any action is brought to enforce this Guaranty, the parties agree to be subject to exclusive in personam jurisdiction in the Superior Court for the State of Washington or in the United States District Court for the Western District of Washington and agree that in any such action venue shall be exclusively at Seattle, Washington.

          (e) No waiver of any right under this Guaranty shall be effective unless contained in a writing signed by a duly authorized officer or representative of the party sought to be charged with the waiver and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future right or of any other right arising under this Guaranty.

          (f) Paragraph headings contained in this Guaranty are included for convenience only and form no part of the agreement between the parties.

          (g) All notices or requests required or permitted under this Guaranty shall be in writing; shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid; shall be deemed given when so delivered or mailed, irrespective of whether such notice or request is actually received by the addressee; and shall be sent to the parties at the following addresses:

          If to Landlord:   Occidental Mall
                            c/o Martin Smith Inc
                            615 Second Avenue, Suite 400
                            Seattle, WA  98104

          If to Guarantor:  Steven N. Moore
                            Christopher Slatt
                            Seattle Software Labs, Inc.
                            316 Occidental Avenue South, Suite 301
                            Seattle, WA  98104

Either party may change the address to which notices shall be sent by notice to the other party.

          (h) This Guaranty shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, devisees, legatees, executors, administrators, personal representatives, successors and assigns. If Landlord disposes of its interest in the Lease, the term "Landlord" as used in this Guaranty shall mean Landlord's successors.

          (i) As used in this Guaranty, the masculine shall include the feminine and neuter, the feminine shall include the masculine and neuter, the neuter shall include the masculine and feminine, the singular shall include the plural and plural shall include the singular, as the context may require.

     Dated this 17th day of December, 1996.

GUARANTOR:


    /s/ Steven N. Moore and           /s/ Christopher Slatt and
 --------------------------        ----------------------------
        Steven N. Moore                   Christopher Slatt


    /s/ Sheila Moore, husband and wife     /s/ Jeanine Slatt, husband and wife
 -------------------------------------  --------------------------------------
        Sheila Moore                           Jeanine Slatt

STATE OF WASHINGTON      )
                         ) ss.                   INDIVIDUAL
COUNTY OF KING           )

On this _______ day of __________, 19___, personally appeared before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, _______________________ and ________________________, known to me to be the individual(s) described in and who executed the within and foregoing instrument and acknowledged the said instrument to be his (their) free and voluntary act and deed.

Witness my hand and official seal hereto affixed the day and year first above written.


                              ------------------------------------------------
                              Notary Public in and for the State of Washington

                              Residing at
                                          ------------------------------------

                              My Commission Expires:
                                                    --------------------------

                              ------------------------------------------------
                              Print Notary Public Name

STATE OF WASHINGTON  )
                     ) ss.             INDIVIDUAL
COUNTY OF KING       )

On this _______ day of __________, 19___, personally appeared before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, ____________________ and _____________________________, known to me to be the individual(s) described in and who executed the within and foregoing instrument and acknowledged the said instrument to be his (their) free and voluntary act and deed.

Witness my hand and official seal hereto affixed the day and year first above written.


                              ------------------------------------------------
                              Notary Public in and for the State of Washington

                              Residing at
                                         -------------------------------------

                              My Commission Expires:
                                                    --------------------------

                              ------------------------------------------------
                              Print Notary Public Name